SUPPLEMENT DATED DECEMBER 11, 2019 TO THE PROSPECTUS DATED
FEBRUARY 1, 2019 OF VANECK VECTORS ETF TRUST
(as supplemented)

This Supplement updates certain information contained in the above-dated Prospectus for VanEck Vectors ETF Trust (the “Trust”) regarding VanEck Vectors Morningstar Durable Dividend ETF, VanEck Vectors Morningstar Global Wide Moat ETF, VanEck Vectors Morningstar International Moat ETF and VanEck Vectors Morningstar Wide Moat ETF (each, a “Fund”, and together, the “Funds”), each a series of the Trust. You may obtain a copy of the Funds’ Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective December 11, 2019 (the “Effective Date”), each Fund will transfer the primary listing for its shares (“Shares”) to the Cboe BZX Exchange, Inc. (“Cboe”) and such Shares will no longer be listed on the NYSE Arca, Inc. (“NYSE Arca”). On the Effective Date, all references in the Funds’ Prospectus to NYSE Arca as the listing exchange for the Shares are hereby deleted and replaced with Cboe. This change has no effect on any Fund’s investment objective or strategies.

Please retain this supplement for future reference